UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2021

OASIS MIDSTREAM PARTNERS LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38212	47-1208855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 1500

Houston, Texas 77002

(Address of principal executive offices)

(281) 404-9500

Registrant’s Telephone Number, including Area Code

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	OMP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On October 25, 2021, Oasis Midstream Partners LP (the “Partnership”) and OMP GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Crestwood Equity Partners LP, a Delaware limited partnership (“Crestwood”), Project Falcon Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of Crestwood (“Merger Sub”), Project Phantom Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of Crestwood (“GP Merger Sub”), and, solely for the purposes of Section 2.1(a)(i) of the Merger Agreement, Crestwood Equity GP LLC, a Delaware limited liability company and the general partner of Crestwood (“Crestwood GP”). Upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Partnership (the “LP Merger”), with the Partnership surviving the LP Merger as a subsidiary of Crestwood, and GP Merger Sub will merge with and into the General Partner (the “GP Merger” and, together with the LP Merger, the “Mergers”), with the General Partner surviving the GP Merger as a wholly owned subsidiary of Crestwood. On October 25, 2021, the board of directors of Crestwood GP, and the board of directors of the General Partner (the “Board”), unanimously approved the Merger Agreement. The Conflicts Committee of the Board provided Special Approval (as defined in the Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of March 30, 2021), and in connection with such Special Approval received a fairness opinion from Jefferies LLC.

At the effective time of the Mergers (the “Effective Time”): (i) 6,520,944 common units representing limited partner interests in the Partnership (“Partnership Common Units”) issued and outstanding immediately prior to the Effective Time and owned by OMS Holdings LLC, a Delaware limited liability company (“OMS Holdings”) and subsidiary of Oasis Petroleum Inc. (“Oasis Petroleum”) (such Partnership Common Units, the “Sponsor Cash Units”), will be converted into and will thereafter represent the right to receive $150,000,000 in cash in the aggregate and each other Partnership Common Unit issued and outstanding immediately prior to the Effective Time owned by Oasis Petroleum or its subsidiaries (other than the Partnership) (together with the Sponsor Cash Units, the “Sponsor Units”) will be converted into and will thereafter represent the right to receive 0.7680 common units representing limited partner interests in Crestwood (“Crestwood Common Units”); (ii) each Partnership Common Unit issued and outstanding immediately prior to the Effective Time (other than the Sponsor Units) will be converted into and will thereafter represent the right to receive 0.8700 (the “Public Holder Exchange Ratio”) Crestwood Common Units and (iii) all of the limited liability company interests of the General Partner issued and outstanding as of immediately prior to the Effective Time will be converted into and will thereafter represent the right to receive $10,000,000 in cash. Upon completion of the Mergers, Oasis Petroleum is expected to own approximately 21.7% of the Crestwood common units.

Each award of restricted units that corresponds to Partnership Common Units, vested or unvested (each, a “Partnership Restricted Unit Award”), that is outstanding immediately prior to the Effective Time, will, immediately prior to the Effective Time, automatically become fully vested to the extent unvested and will, without any action on the part of the Partnership, Crestwood or the holder thereof and subject to satisfaction of all applicable tax withholding obligations, be cancelled and converted into a right to receive a number of unrestricted Crestwood Common Units equal to the product obtained by multiplying the number of Partnership Common Units subject to such Partnership Restricted Unit Award immediately prior to the Effective Time by the Public Holder Exchange Ratio.

The completion of the Mergers is subject to the satisfaction or waiver of customary closing conditions, including, among others: (i) adoption of the Merger Agreement by holders of a majority of the outstanding Partnership Common Units entitled to vote thereon, (ii) absence of any court order or regulatory injunction prohibiting completion of the Mergers, (iii) expiration or termination of review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iv) effectiveness of a registration statement of Crestwood on Form S-4 (the “Form S-4”) in connection with the issuance of Crestwood Common Units in the LP Merger, (v) the mailing of the combined consent statement/prospectus to all holders of Partnership Common Units following effectiveness of the Form S-4 and at least 20 days prior to the closing date, (vi) the authorization for listing of Crestwood Common Units to be issued in the LP Merger on the NYSE and (vii) the consummation of the Pre-Closing Transactions (as defined in the Merger Agreement). The obligation of each of the Partnership and Crestwood to consummate the Mergers is also conditioned upon compliance by the other party in all material respects with its covenants and, subject to materiality standards specified in the Merger Agreement, the accuracy of the representations and warranties of the other party.

Crestwood and the Partnership have made customary representations and warranties in the Merger Agreement. The Merger Agreement also contains customary covenants and agreements, including covenants and agreements relating to (i) the conduct of each of the Partnership’s and Crestwood’s respective businesses between the date of the signing of the Merger Agreement and the Effective Time and (ii) the efforts of the parties to cause the Mergers to be completed, including actions which may be necessary to cause the expiration or termination of the waiting period under the HSR Act. Pursuant to the terms of the Merger Agreement, each of Crestwood and the Partnership shall use its reasonable best efforts to take any and all steps necessary, subject to certain limitations, to obtain antitrust clearance in order to facilitate closing of the Mergers.

The Merger Agreement contains certain termination rights for the Partnership and Crestwood as more particularly set forth in the Merger Agreement. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, the Partnership may be required to pay Crestwood a termination fee of $40,000,000.

At the closing of the transactions contemplated by the Merger Agreement, the Partnership will enter into a Master Amendment to Commercial Agreements a form of which is attached as an exhibit to the Merger Agreement. The Master Amendment to Commercial Agreements will amend certain commercial agreements between Oasis Petroleum and the Partnership at closing, as more particularly set forth in the Master Amendment to Commercial Agreements.

The transaction has been approved by both general partners of Crestwood and OMP. The transaction terms were reviewed, negotiated and approved by the conflicts committee of the board of directors of the General Partner and, in connection with providing Special Approval, the board of directors of the General Partner received a fairness opinion from Jefferies LLC. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement, including the Master Amendment to Commercial Agreements attached as an exhibit thereto and is qualified in its entirety by the terms and conditions of the Merger Agreement, including the Master Amendment to Commercial Agreements. It is not intended to provide any other factual information about the Partnership, Crestwood or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Partnership, Crestwood or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Partnership’s or Crestwood’s public disclosures.

Support Agreement

Contemporaneously with the execution of the Merger Agreement, the Partnership, Crestwood, Oasis Petroleum, the General Partner and OMS Holdings entered into a support agreement (the “Support Agreement”) regarding the Partnership Common Units owned by Oasis Petroleum and OMS Holdings (or their affiliates). Pursuant to the Support Agreement, Oasis Petroleum and OMS Holdings have agreed to, among other things (and as applicable), following effectiveness of the Form S-4, execute and deliver, or cause an affiliate to execute and deliver, a written consent (the “Written Consent”) covering all of their Partnership Common Units, approving the Merger Agreement and the transactions contemplated thereby. The Support Agreement and the Merger Agreement may be terminated in the event the Written Consent is not delivered.

In addition, the Support Agreement includes certain affirmative and restrictive covenants of the parties, including, among others, Oasis Petroleum’s waiver of certain consent, notice, approval and re-negotiation rights under certain Commercial Agreements (as defined in the Support Agreement) that would be triggered by the transactions contemplated by the Merger Agreement.

The Support Agreement is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Support Agreement and is qualified in its entirety by the terms and conditions of the Support Agreement. It is not intended to provide any other factual information about the parties or their respective subsidiaries and affiliates. The Support Agreement contain representations and warranties by each of the parties to the Support Agreement, which were made only for purposes of the Support Agreement and as of a specified date. The representations, warranties and covenants in the Support Agreement were made solely for the benefit of the parties to the Support Agreement; may be subject to limitations agreed upon by the contracting parties; and may be subject to standards of materiality, applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Support Agreement, which subsequent information may or may not be fully reflected in the Partnership’s or Crestwood’s public disclosures.

Crude Oil Gathering and Storage Agreement

On October 25, 2021, OMP Operating LLC (“OMP”), an indirect wholly-owned subsidiary of the Partnership entered into an Amended and Restated Crude Oil Gathering and Storage Agreement (the “A&R Crude Agreement”) with Oasis Petroleum North America LLC (“OPNA”) and Oasis Petroleum Marketing LLC (“OPM”), both indirect wholly-owned subsidiaries of Oasis Petroleum, which A&R Crude Agreement amends and restates the Crude Oil Gas Gathering and Storage Agreement, dated October 5, 2021 between the Partnership, OPNA and OPM, and pursuant to which (i) OPNA and OPM agreed to deliver into OMP’s crude oil gathering system all of the crude oil produced that is owned or controlled by OPNA or OPM (subject to certain limited exceptions) from a dedicated area in the City of Williston and Painted Woods areas, and (ii) OMP will perform certain gathering and storage services for the crude oil delivered. The A&R Crude Agreement provides for an initial term of 15 years.

Produced and Flowback Water Gathering and Disposal Agreement

On October 25, 2021, OMP entered into an Amended and Restated Produced and Flowback Water Gathering and Disposal Agreement (the “A&R Produced Water Agreement”) with OPNA, which A&R Produced Water Agreement amends and restates the Produced and Flowback Water Gathering and Disposal Agreement, dated October 5, 2021 between the Partnership, OPNA and OPM, and pursuant to which OPNA dedicated the City of Williston and Painted Woods areas to the Partnership for produced and flowback water gathering and disposal services. The A&R Produced Water Agreement provides for an initial term of 15 years.

Gas Gathering, Compression and Processing Agreement

On October 25, 2021, OMP entered into a Gas Gathering, Compression, and Processing with OPNA and OPM (the “Gas Gathering Agreement”) pursuant to which (i) OPNA and OPM agreed to deliver into the Partnership’s natural gas gathering system all of the natural gas produced that is owned or controlled by OPNA or OPM (subject to certain limited exceptions) from dedicated areas in the City of Williston and Painted Woods areas and (ii) OMP, or its designee, will perform certain gathering, compression, and processing services. The Gas Gathering Agreement provides for an initial term of 15 years.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Partnership, including the Partnership’s capital expenditure levels and other guidance included in this Current Report on Form 8-K, as well as the impact of the novel coronavirus 2019 (“COVID-19”) pandemic on the Partnership’s operations. These statements are based on certain assumptions made by the Partnership based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Partnership, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized, the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of Crestwood to successfully integrate the Partnership’s operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, changes in crude oil and natural gas prices, developments in the global economy, particularly the public health crisis related to the COVID-19 pandemic and the adverse impact thereof on demand for crude oil and natural gas, the outcome of government policies and actions, including actions taken to address the COVID-19 pandemic and to maintain the functioning of national and global economies and markets, the impact of the Partnership’s actions to protect the health and safety of employees, vendors, customers, and communities, weather and environmental conditions, the timing of planned capital expenditures, availability of acquisitions, uncertainties in estimating proved reserves and forecasting production results of the Partnership’s customers, operational factors affecting the commencement or maintenance of producing wells of the Partnership’s customers, the condition of the capital markets generally, as well as the Partnership’s ability to access them, and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Partnership’s business and other important factors that could cause actual results to differ materially from those projected as described in the Partnership’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Additionally, the unprecedented nature of the COVID-19 pandemic and the related decline of the oil and gas exploration and production industry may make it particularly difficult to identify risks or predict the degree to which identified risks will impact the Partnership’s business and financial condition. Because considerable uncertainty exists with respect to the future pace and extent of a global economic recovery from the effects of the COVID-19 pandemic, the Partnership cannot predict whether or when crude oil production and economic activities will return to normalized levels. Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

No Offer or Solicitation

This communication relates to the proposed transaction between the Partnership and Crestwood. This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where You Can Find It

In connection with the proposed transaction, Crestwood will file a registration statement on Form S-4, including a preliminary consent statement/prospectus for the unitholders of the Partnership with the SEC. INVESTORS AND UNITHOLDERS OF CRESTWOOD AND THE PARTNERSHIP ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PRELIMINARY CONSENT STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND THE RISKS ASSOCIATED WITH THE PROPOSED TRANSACTION. The definitive consent statement/prospectus, when available, will be sent to unitholders of the Partnership in connection with the solicitation of consents of Partnership unitholders relating to the proposed transactions. Investors and unitholders may obtain a free copy of the preliminary or definitive consent statement/prospectus (each when available) filed by Crestwood or the Partnership with the SEC from the SEC’s website at www.sec.gov. Unitholders and other interested parties will also be able to obtain, without charge, a copy of the preliminary or definitive consent statement/prospectus and other relevant documents (when available) from Crestwood’s website at https://www.crestwoodlp.com/investors/ or from the Partnership’s website at http://oasismidstream.investorroom.com.

Participants in the Solicitation

Crestwood, the Partnership and their respective directors, executive officers and general partners, and Oasis Petroleum and its directors and executive officers, may be deemed to be participants in the solicitation of consents from the unitholders of the Partnership in respect of the transactions. Information about these persons is set forth in Crestwood’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 8, 2021, and Oasis Petroleum’s definitive proxy statement for its 2021 annual meeting filed with the SEC on April 20, 2021, respectively, and subsequent statements of changes in beneficial ownership on file for each of Crestwood, the Partnership and Oasis Petroleum with the SEC. Unitholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ unitholders or investors generally, by reading the preliminary or definitive consent statement/prospectus, or other relevant documents regarding the transaction (if and when available), which may be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of October 25, 2021, by and among Oasis Midstream Partners LP, OMP GP LLC, Crestwood Equity Partners LP, Project Phantom Merger Sub LLC, Project Falcon Merger Sub LLC, and, solely for the purposes of Section 2.1(a)(i) thereof, Crestwood Equity GP LLC.

10.1**	Support Agreement, dated as of October 25, 2021, by and among Crestwood Equity Partners LP, Oasis Midstream Partners LP, OMP GP LLC, Oasis Petroleum Inc. and OMS Holdings LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and certain exhibits to this Exhibit are omitted pursuant to Regulation S-K Item 601(b)(2). The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

**

Schedules and certain exhibits to this Exhibit are omitted pursuant to Regulation S-K Item 601(b)(10). The Partnership agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2021

OASIS MIDSTREAM PARTNERS LP
(Registrant)

By:	OMP GP LLC,
its general partner

By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary